UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 22, 2004


                              OLD STONE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         ---------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                    0-8016                      05-0341273
           ----------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                    2400 Financial Plaza, Providence RI 02903
           -------------- -------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-351-6117
        ----------------------------------------------------------------



                                      ----





Item 8.01.      Exhibits.
                --------

                Exhibit                  Exhibit Title
                -------                  -------------

                Exhibit 99               Press Release dated November 19, 2004.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OLD STONE CORPORATION
                                         Registrant


                                         By: /s/ Bernard V. Buonanno, Jr.
                                            ------------------------------
                                            Bernard V. Buonanno, Jr.
                                            Chairman of the Board of Directors




Dated:  November 22, 2004